December 31, 2001



Volumetric Fund, Inc.
A No-Load Mutual Fund



Annual Report 2001






                         Volumetric Fund, Inc.

                               <LOGO>
























                      <LOGO> Volumetric Fund, Inc.


To Our Shareholders:

    Volumetric Fund's net asset value (NAV) per share advanced 10.8% in the fourth quarter closing the year at $16.79. (This was revised from the preliminary $16.80.) For the second year in a row, Volumetric significantly outperformed the major stock market indexes. Although the stock market indexes declined sharply in 2001, our fund was down only 4.5%, as indicated below.

                                    4th            Year
                                  Quarter          2001
                                 ---------        ------
       Volumetric Fund             +10.8%         - 4.5%
       NYSE Composite Index        + 8.5          -10.2
       Dow-Jones Industrials       +13.3          - 7.1
       S&P 500 Index               +10.3          -13.0
       NASDAQ                      +30.1          -21.1

    The Volumetric Index closed out the year 2001 at $133,167. It is 6.2% away from its all time record high of $141,942, established on May 21, 2001. As you may know, the Index measures the value of a hypothetical investment of $10,000 in Volumetric Fund, as of January 1, 1979, assuming all dividend distributions were reinvested. Our average annual return over the past 23 years was 12.5%, as compared to the NYSE Index that had an 11.5% average return during the same period.

VOLUMETRIC IS NAMED A 'LIPPER LEADER' FUND

    We are pleased to announce that Lipper named Volumetric Fund a 'Lipper Leader' fund due to our outstanding performance preserving capital over the past three years. The Lipper designation is an important new mark of distinction within the mutual fund industry. Only the top 20% of mutual funds receive Lipper's highest rating. The reason for our success is due to the introduction of the new 'Volume & Range' system 16 months ago.

       Volumetric Fund's 'Volume and Range system', (the 'System') was introduced on September 1, 2000. Although the Fund had used various systems before, we believe, this is the most advanced one in the Fund's history. The System utilizes a computerized, fully automated methodology to manage the Fund's portfolio. The objective of the System is growth with protection; specifically, to match or surpass the growth of the market during bull markets and to provide safety to shareholders in bear markets. This is achieved by the combination of: 1) cash management, 2) superior stock selection with diversification, and 3) automated selling of stocks when they start to weaken.

    According to the System, every day after the market closes we do the following: 1) calculate what should be our optimum cash position; 2) determine what stocks should be sold from our portfolio, if any; 3) create a list of stocks as potential buys, based on computerized selection and volume analysis. The next business day we implement our findings in accordance with the System. For further information about the 'Volume and Range' system, please contact us at (800)-541-3863.


FOURTH QUARTER PORTFOLIO CHANGES


    As of December 31, the Fund had net assets of $16.8 million with a cash position of 15.3%. We had 62 stocks in our portfolio. Out of these, we had 51 gainers and only 11 losers. The Fund's five best performing stocks at year-end were: Pep Boys, up 176%; Office Depot, up 131%; North Fork Bancorp, up 68%; Mylan Laboratories, up 45% and Wellman, Inc. up 33%. Our worst performing stock was Host Marriott, down 14%. This stock was clobbered by the unexpected terrorist attack on September 11.

    The following stocks were added to our portfolio in the fourth quarter: AMR Inc., AT&T, Biogen, Black & Decker, Brunswick, Claire's Stores, Clorox, CNF Inc., Compaq Computer, Gemstar TV Guide, Georgia Pacific, Great Lakes Chemical, Iomega Corp., Medtronics, National City Corp., Newell Rubbermaid, Papa John's International, Park Place Entertainment, Phelps Dodge, Pulte Homes, Republic Services, S&P 400 Midcap Trust, S&P 500 Index Trust, Sun Microsystems, Synovus Financial, 3Com Corp, Toys-R-Us, US Bancorp, VISX Inc., Walt Disney, Wellman Inc.

    The following stocks were sold: AK Steel Holding, Amgen, Archstone Communities, Baxter International, BB&T Corp., Central Parking System, Coca Cola, Cooper Tire & Rubber, Deere, Donnelley (RR) & Sons, General Dynamics, Harte-Hanks Communications, Hibernia Corp., Homestake Mining, Kellogg, McDonalds, Placer Dome, Sara Lee, Valero Energy and WorldCom. Our most profitable sale was Baxter International with a 51% net capital gain.

DISTRIBUTIONS
    On December 31, 2001, Volumetric Fund declared an annual capital gain distribution of $0.45 per share to shareholders of record of the same date. Reinvesting shareholders received 2.75% more Volumetric shares on January 1, 2002. At the same time, the Fund's NAV was reduced by $0.45 per share from the year-end NAV to the reinvestment price of $16.35. Concurrently, our all-time record high was adjusted from $18.04 to $17.59 on January 1, 2002. (Please remember, each year the Fund's record high is reduced by the amount of dividend distribution.)

IRA CONTRIBUTION LIMITS RAISED
       Please note that both Traditional and Roth IRA contribution limits were raised to $3,000 for the tax year 2002. For people 50 and over, it has been increased to $3,500. All IRA contributions invested in Volumetric Fund are completely free. There are no maintenance and set-up fees. You can also transfer or rollover your 401(k) or other pension plans into a Volumetric IRA or SEP at your convenience.

UPDATE AND OUTLOOK

     Stocks opened on the downside in 2002. However, just as in 2000 and 2001, Volumetric is beating the market again this year. For example, as of February 15, 2002, the NYSE Composite Index was down 3.2% for the year, the S&P 500 Index declined 3.8%, the Dow-Jones Industrials decreased 1.2% and the NASDAQ dropped 7.4%. Meanwhile, our NAV was down only 1.0% as of February 15. Followin our System's directions, we have increased our cash allocation to 18% from 15% since December 31. Also, utilizing the System, we sold several stocks from our year-end portfolio and replaced them with new stronger stocks.

    Our current indicators are mixed. Low interest rates and indications that the recession may be ending soon are positive for the market. Also positive is that after two losing years the odds are strongly against a third down year. It happened only once during the Great Depression. On the other hand, the Enron fiasco is negative. Also, our technical indicators currently suggest that a cautious posture is advisable. Irrespectively how the market will act, we are confident that our 'Volume and Range' system will continue to outperform the market. The System is ideal under uncertain market conditions.

    Thank you for your trust. Please do not hesitate to call us, if you have any questions.

February 16, 2002

           Sincerely,

               /s/Gabriel Gibs        /s/Irene Zawitkowski


               Gabriel J. Gibs        Irene J. Zawitkowski
               President              Executive Vice President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   Comparison of Change in the Value of a $10,000 Investment in Volumetric Fund versus the New York Stock Exchange Composite Index*
                   (Years ending 12/31)



YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142
2001         $133,167         $113,729



Average Annual Total Returns Of Fund(as of 12/31/01)*

  1 Year   5 Years   10 Years   Since 1/1/79
   -4.5%     5.3%      6.9%        12.5%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance.




                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2001     2000      1999     1998     1997
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year  $18.16   $19.66   $19.25   $20.30   $18.38
Income from investment operations:
  Net investment income               0.00     0.04    (0.06)   (0.02)   (0.03)
  Net realized and unrealized
     gains and losses on securities  (0.79)   (0.38)    1.03     1.86     3.16
                                     -----    -----    -----    -----    -----
 Total from investment operations    (0.79)   (0.34)    0.97     1.84     3.13
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income             (0.03)    0.00     0.00     0.00     0.00
   Capital gains                     (0.55)   (1.16)   (0.56)   (2.89)   (1.21)
                                     ------   ------   ------   ------   ------
Total distributions                  (0.58)   (1.16)   (0.56)   (2.89)   (1.21)
                                     ------   ------   ------   ------   ------
Net asset value, end of year        $16.79    $18.16  $19.66    $19.25   $20.30
                                    =======  =======  ========  =======  ======
Total return                        (4.47%)  (1.76%)   5.19%     10.57%  18.23%
                                    =======  =======  =======   =======  ======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)      $16,808  $18,342  $21,044  $20,539  $17,832
Ratio of expenses to average
   net assets                        1.95%    1.95%     1.90%    1.97%   1.96%
Ratio of net investment income to
 average net assets                  0.02%    0.21%    (0.32%)  (0.13%) (0.17%)
Portfolio turnover rate               221%     248%      232%     237%    213%


   The accompanying notes are an integral part of these financial statements.



            VOLUMETRIC FUND, INC.

     STATEMENT OF ASSETS AND LIABILITIES
              December 31, 2001

COMMON STOCKS: 84.7%                 MARKET
SHARES    COMPANY                     VALUE
        Air Transportation: 2.7%
 17,000 Airborne Inc.                $   252,110
  9,000 AMR Corp.*                       200,700
                                      ----------
                                         452,810
                                      ----------
        Banking: 5.6%
  7,000 National City Corp.              204,680
 10,000 North Fork Bancorp               319,900
  8,000 Synovus Financial                200,400
 10,000 US Bancorp                       209,300
                                      ----------
                                         934,280
                                      ----------

        Building/Construction: 1.5%
  5,500 Pulte Homes                      245,685
                                      ----------
        Business Services: 2.4%
  5,200 Diebold, Inc.                    210,288
 10,000 Republic Services*               199,700
                                      ----------
                                         409,988
                                      ----------
        Chemicals: 3.9%
  8,400 Great Lakes Chemical             203,952
  6,000 Rohm & Haas                      207,780
 16,000 Wellman, Inc.                    247,840
                                      ----------
                                         659,572
                                      ----------
        Communications: 2.4%
 10,000 AT & T Corp.                     181,400
  7,600 Westwood One*                    228,380
                                      ----------
                                         409,780
                                      ----------
        Computers, Hardware: 5.1%
 20,000 Compaq Computer	                 195,200
 15,500 Enterasyis Networks*             137,175
 20,000 Iomega Corp.*                    167,000
 19,000 Sun Microsystems*                233,700
 20,000 3Com Corp. *                     127,600
                                      ----------
                                         860,675
                                      ----------
        Computers, Software: 1.3%
  7,500 Sunguard Data Systems*           216,975
                                      ----------
        Consumer Products: 4.0%
  5,000 Clorox Co.                       197,750
 14,000 Dial Corp.                       240,100
  8,200 Newell Rubbermaid                226,074
                                      ----------
                                         663,924
                                      ----------
        Drugs: 2.6%
  3,400 Biogen*                          194,990
  6,500 Mylan Laboratories               243,750
                                      ----------
                                         438,740
                                      ----------
        Electrical/Electronics: 3.4%
 11,000 American Power Conversion*       159,060
  9,500.AVX Corp.                        224,105
  6,000 National Semiconductor*          184,740
                                      ----------
                                         567,905
                                      ----------
        Financial Services: 1.4%
  6,800 Raymond James Financial          241,536
                                      ----------
        Forest Products: 2.4%
  6,700 Boise Cascade                    227,867
  6,200 Georgia Pacific                  171,182
                                      ----------
                                         399,049
                                      ----------
        Gold/Silver: 1.3%
 11,000 Newmont Mining                   210,210
                                      ----------
        Home Furnishings: 1.5%
 11,500 La-Z-Boy                         250,930
                                      ----------
        Indexes: 7.3%
  8,900 S&P 400 Midcap Index Trust       825,920
  3,500 S&P 500 Index Trust              400,050
                                      ----------
                                       1,225,970
                                      ----------


                                         MARKET
  SHARES     COMPANY                     VALUE
        Leisure/Entertainment: 4.8%
 10,000 Brunswick Corp.           $      217,600
  7,000 Carnival Corp.                   196,560
 20,000 Park Place Entertainment*        183,400
 10,000 Walt Disney                      207,200
                                      ----------
                                         804,760
                                      ----------
        Machinery: 3.9%
  5,400 Black & Decker                   203,742
  4,600 Briggs & Stratton                196,420
  6,700 York International               255,471
                                      ----------
                                         655,633
        Medical/Healthcare: 4.9%
  6,600 Haemonetics*                     223,872
 17,000 Humana*                          200,430
  4,300 Medtronic                        220,203
 14,000 VISX, Inc.*                      185,500
                                      ----------
                                         830,005
                                      ----------
       Metals: 1.2%
  6,300 Phelps Dodge                     204,120
                                      ----------
        Oil/Oil Services: 1.4%
  7,980 Global Santa Fe                  227,590
                                      ----------
        Precision Instruments: 1.3%
  4,200 Mettler-Toledo International*    217,770
                                      ----------
        Publishing: 1.4%
  8,500 Gemstar TV Guide*                235,450
                                      ----------
        Real Estate: 2.2%
 20,000 Host Marriott                    180,000
  6,300 Mack-Cali Realty                 195,426
                                      ----------
                                         375,426
                                      ----------
        Restaurants: 1.1%
  6,800 Papa Johns International*        186,864
                                      ----------
        Retail: 6.7%
 13,800 Claire's Stores                  208,380
 20,000 Office Depot*                    370,800
 20,000 Pep-Boys                         343,000
  3,600 Wal-Mart                         207,180
                                      ----------
                                       1,129,360
                                      ----------
        Shoes: 1.5%
  4,600 Nike                             258,704
                                      ----------
        Toys: 2.6%
 15,000 Hasbro Inc.                      243,450
  9,500 Toys-R-Us*                       197,030
                                      ----------
                                         440,480
                                      ----------
        Trucking: 2.9%
  7,900 CNF Inc.                         265,045
 10,000 Ryder System                     221,500
                                      ----------
                                         486,545 `
                                      ----------
TOTAL COMMON STOCKS
  (COST $12,554,361)                  14,240,736
                                      ----------
CASH EQUIVALENTS/RECEIVABLES: 15.3%
   Cash                                  125,832
   Chase Vista Inst Money Market Acct  2,421,639
   Dividends and interest receivable      20,020
                                      ----------
TOTAL CASH EQUIVS / RECEIVABLES        2,567,491
                                      ----------
TOTAL ASSETS                          16,808,227
                                      ----------
LIABILITIES:                               -
NET ASSETS                           $16,808,227
                                     ===========

VOLUMETRIC SHARES OUTSTANDING          1,000,856
                                      ----------

NET ASSET VALUE PER SHARE                 $16.79
                                      ==========

*Security is non-income producing.








                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2001

INVESTMENT INCOME


INVESTMENT INCOME
  Dividends.........................................$   219,186
  Interest..........................................    115,169
                                                      ----------
     TOTAL INVESTMENT INCOME........................    334,355
EXPENSES
  Management fee (Note 2)...........................    330,619
                                                     ----------
  INVESTMENT INCOME - NET...........................      3,736
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................    441,226
  Unrealized appreciation of investments
     Beginning of year............... $ 2,955,143
     End of year........................1,686,375
                                      -----------
  Decrease in unrealized appreciation...............  (1,268,768)
                                                     ------------
NET LOSS ON INVESTMENTS..............................   (827,542)
                                                     ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................. $  (823,806)
                                                    =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                             For the Years Ended
                                         12/31/2001       12/31/2000
                                         ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income - net................. $   3,736           38,425
Net realized gain on investments........   441,226          552,242
Decrease in unrealized appreciation.....(1,268,768)      (1,038,570)
                                        ----------        ----------
   NET DECREASE IN NET ASSETS
      FROM OPERATIONS...................  (823,806)        (447,903)
                                         ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
From net investment income..............   (30,292)           -
From realized gain on investments........ (555,354)      (1,241,838)
                                         ----------      -----------
    TOTAL DIVIDENDS                       (585,646)      (1,241,838)
                                         ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net decrease from capital
  share transactions...................   (124,039)      (1,012,417)
                                        ----------       -----------
NET DECREASE IN NET ASSETS............  (1,533,491)      (2,702,158)
NET ASSETS:
    BEGINNING OF YEAR.................  18,341,718       21,043,876
                                        -----------      -----------
    END OF YEAR.....................  $ 16,808,227     $ 18,341,718
                                       ============     ============


   The accompanying notes are an integral part of these financial statements







NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies The Fund, incorporated on July 25, 1986, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     a)Valuation of Securities: Each security is valued at the last reported sales price.
     b)Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gains and losses are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
     c)Federal Income Taxes: The Fund as a Regulated Investment Company complies with Subchapter M of the Internal Revenue Code and distributes to its shareholders all net taxable income.
     d)Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholder are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 2001 contain 2000's distributions. Distributions are taxable to shareholders in the year earned by the Fund During the two years ending December 31, 2001, the Board of Directors declared the following distributions:

                             2001                  2000
                             ----                  ----
     Record Date:        December 31, 2001     December 31, 2000
     Ex-Dividend Date:   January 2, 2002       January 2, 2001
     Payment Date:       January 9, 2002       January 9, 2001
     Distribution:       $ 0.45 per share      $ 0.58 per share

    e)Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

2. Management Fee

The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Pursuant to the advisory agreement, the Adviser manages the Fund, provides investment advice and performs as the Fund's transfer agent.

The Fund's only expense is its Advisory fee. All other expenses of the Fund including officer salaries, professional fees, custodian fees, registration fees, state franchise taxes, marketing expenses, insurance, shareholder reports and proxy statements are paid by the Investment Adviser.

As compensation for the above services, the Investment Adviser receives from the Fund a fee, payable monthly, at an annual rate of 2% of the first $10 million of Fund's average net assets, 1.9% of the next $15 million of average net assets, and thereafter declining incrementally to 1.5% on average net assets of over $100 million.


3. Capital Share Transactions

At December 31, 2001, there were 2,000,000 shares of $0.01 par value common stock authorized.
                               Year Ended                 Year Ended
                            December 31, 2001          December 31, 2000
                            Shares       Amount         Shares     Amount
                           --------   ---------        --------  ---------
 Shares sold                31,641 $    523,207         25,522   $ 446,390
 Distributions reinvested   32,865      577,764         66,311   1,226,088
                           -------    ----------       --------  ---------
                            64,506    1,100,971         91,833   1,672,478
 Shares redeemed           (73,385)  (1,225.010)      (152,648) (2,684,895)
                           --------  -----------      --------- -----------


 Net decrease               (8,879)   $(124,039)      (60,815) $(1,012,417)
                           ========   ==========      ========= ===========



4. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales of securities aggregated $35,371,309 and $37,418,841 respectively. At December 31, 2001, the cost of investments for Federal income tax purposes was $12,554,361. Accumulated net unrealized appreciation on investments was $1,686,375 consisting of $1,796,816 gross unrealized appreciation and $110,441 gross unrealized depreciation.

5. Composition of Net Assets



    At December 31, 2001 Net Assets consisted of:
    Common stock at par value.................................  $    10,009
    Capital paid in (including reinvested distributions)......   14,700,285
    Net unrealized appreciation of securities..................   1,686,375
    Undistributed net realized gains............................    411,558
                                                               ------------
                                                                $16,808,227
                                                               ============


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Volumetric Fund, Inc., as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted this audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2001, by correspondence with the Fund's independent custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York                Feuer, Orlando, Pye & Co.  LLP
February 14, 2002                 Certified Public Accountants









Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          George Curtis
Pearl River, New York              Gabriel J. Gibs, Chairman
                                   Wayne W. Moshier
Custodian                          Marcel A. Olbrecht
                                   Stephen J. Samitt
J.P. Morgan Chase                  David Seidenberg
New York, New York                 Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Raymond W. Sheriden
                                     Vice President/Treasurer